This is filed pursuant to Rule 497(e).

File Nos.: 2-61564 and 811-02835
          --------     ---------

--------------------------------------------------------------------------------
                                     YIELDS
--------------------------------------------------------------------------------
  For current recorded yield information on the Funds, call toll-free
(800) 221-9513.

  The Funds are open-end management investment companies with investment objectives of safety, liquidity and maximum current income (in the case of Alliance Municipal Trust-General, exempt from Federal income taxes) to the extent consistent with the first two objectives. Alliance Capital Reserves, Alliance Government Reserves and the General Portfolio of Alliance Municipal Trust are diversified. This prospectus sets forth the information about each Fund that a prospective investor should know before investing. Please retain it for future reference.

  AN INVESTMENT IN A FUND IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLEN ET ASSET VALUE OF $1.00 PER SHARE.

  A "Statement of Additional Information" for each Fund dated October 31, 1997, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A free copy may be obtained by contacting your Account Executive.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 CONTENTS
 -------

  Expense Information.......................................................   2
  Financial Highlights......................................................   3
  Investment Objectives and Policies........................................   5
  Purchase and Redemption of Shares.........................................   9
  Additional Information....................................................  10

                            Butler, Wick & Company

                                Introduces...

                         . Alliance Capital Reserves

                        . Alliance Government Reserves

                        . Alliance Municipal Trust --
                              General Portfolio

                                  PROSPECTUS
                               OCTOBER 31, 1997

                                 Butler Wick
                               ---------------
                                 & CO., INC.
                               ---------------
                                MEMBER S.I.P.C.

                            CORPORATE HEADQUARTERS:
      City Centre One . Suite 700 . P.O. Box 149 . Youngstown, Ohio 44501
                   (330) 744-4351 in Ohio or 1-800-229-1643


           Warren           Alliance         Canton            Kent
        330-393-1567     330-823-7666     330-493-1616     330-678-2151

           Salem            Sharon          Franklin        Cleveland
        330-337-9911     412-346-4175     814-432-3169     216-899-9450

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Funds have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average   ACR   AGR   AMT-GEN
 net assets, after expense reimbursement)                    ---   ----  -------
   Management Fees..........................................  .46%  .47%   .50%
   12b-1 Fees...............................................  .25   .25    .25
   Other Expenses...........................................  .29   .28    .25
                                                             ----  ----   ----
   Total Fund Operating Expenses............................ 1.00% 1.00%  1.00%

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   ACR..........................................  $10     $32     $55     $122
   AGR..........................................  $10     $32     $55     $122
   AMT--General.................................  $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following tables have been audited by McGladrey & Pullen LLP, each of the Fund's independent auditors, whose unqualified report thereon appears in each Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in each Fund's Statement of Additional Information.

                                                          YEAR ENDED JUNE 30,
 ALLIANCE CAPITAL RESERVES  ----------------------------------------------------------------------------------------
                             1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                            -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
 Net asset value,
  beginning of year.......  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                            -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income....    .0452    .0471    .0447    .0255    .0266    .0438    .0662    .0782    .0788    .0625
 Net realized gain on
  investments.............      -0-      -0-      -0-      -0-    .0003    .0013      -0-      -0-      -0-      -0-
                            -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
 Net increase in net
  assets from operations..    .0452    .0471    .0447    .0255    .0269    .0451    .0662    .0782    .0788    .0625
                            -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
 LESS: DIVIDENDS AND
  DISTRIBUTIONS
 Dividends from net
  investment income.......   (.0452)  (.0471)  (.0447)  (.0255)  (.0266)  (.0438)  (.0662)  (.0782)  (.0788)  (.0625)
 Distributions from net
  realized gains..........      -0-      -0-      -0-      -0-   (.0003)  (.0013)     -0-      -0-      -0-      -0-
                            -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
 Total dividends and
  distributions...........   (.0452)  (.0471)  (.0447)  (.0255)  (.0269)  (.0451)  (.0662)  (.0782)  (.0788)  (.0625)
                            -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
 Net asset value, end of
  year....................  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                            =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
 TOTAL RETURNS
 Total investment return
  based on:
  Net asset value(a)......     4.63%    4.82%    4.57%    2.58%    2.73%    4.61%    6.84%    8.14%    8.20%    6.45%
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (in millions)...........  $ 5,733  $ 4,804  $ 3,024  $ 2,417  $ 2,112  $ 1,947  $ 1,937  $ 1,891  $ 1,536  $ 1,392
 Ratio to average net
  assets of:
  Expenses, net of waivers
   and reimbursements.....     1.00%    1.00%    1.00%    1.00%    1.00%    1.00%     .97%     .88%     .95%     .95%
  Expenses, before waivers
   and reimbursements.....     1.00%    1.00%    1.03%    1.03%    1.00%    1.00%     .97%     .98%    1.05%    1.05%
  Net investment
   income(b)..............     4.53%    4.69%    4.51%    2.57%    2.65%    4.37%    6.62%    7.82%    7.87%    6.26%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Net of expenses reimbursed or waived by the Adviser.

ALLIANCE GOVERNMENT                                      YEAR ENDED JUNE 30,
RESERVES                 ----------------------------------------------------------------------------------------
                          1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value, begin-
 ning of year..........  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income..    .0443    .0461    .0439    .0244    .0256    .0421    .0640    .0765    .0774    .0612
Net realized gain on
 investments...........      -0-      -0-      -0-      -0-    .0001      -0-      -0-    .0001      -0-      -0-
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net increase in net
 assets from
 operations............    .0443    .0461    .0439    .0244    .0257    .0421    .0640    .0766    .0774    .0612
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS: DIVIDENDS AND
 DISTRIBUTIONS
Dividends from net in-
 vestment income.......   (.0443)  (.0461)  (.0439)  (.0244)  (.0256)  (.0421)  (.0640)  (.0765)  (.0774)  (.0612)
Distributions from net
 realized gains........      -0-      -0-      -0-      -0-   (.0001)     -0-      -0-   (.0001)     -0-      -0-
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total dividends and
 distributions.........   (.0443)  (.0461)  (.0439)  (.0244)  (.0257)  (.0421)  (.0640)  (.0766)  (.0774)  (.0612)
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value, end of
 year..................    $1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                         =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURNS
Total investment return
 based on:
 net asset value(a)....     4.53%    4.72%    4.48%    2.48%    2.60%    4.30%    6.61%    7.96%    8.04%    6.31%
RATIOS/SUPPLEMENTAL
 DATA
Net assets, end of year
 (in millions).........   $3,762   $3,205   $2,514   $2,061   $1,783   $1,572   $1,070     $584     $522     $315
Ratio to average net
 assets of:
Expenses, net of
 waivers and
 reimbursements........     1.00%    1.00%    1.00%    1.00%    1.00%     .95%     .89%     .88%     .88%     .80%
Expenses, before
 waivers and
 reimbursements........     1.00%    1.01%    1.05%    1.04%    1.02%     .97%     .93%     .98%     .98%     .90%
Net investment
 income(b).............     4.44%    4.60%    4.42%    2.46%    2.55%    4.17%    6.28%    7.65%    7.86%    6.13%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Net of expenses reimbursed or waived by the Adviser.

                                                           GENERAL PORTFOLIO
ALLIANCE MUNICIPAL TRUST  ------------------------------------------------------------------------------------------------
                                                                                                             YEAR ENDED
                                            YEAR ENDED JUNE 30,                               SIX MONTHS    DECEMBER 31,
                          -----------------------------------------------------------------      ENDED      --------------
                           1997    1996    1995       1994    1993    1992    1991    1990   JUNE 30, 1989   1988    1987
                          ------  ------  ------     ------  ------  ------  ------  ------  -------------  ------  ------
Net asset value,
 beginning of period....  $ 1.00  $ 1.00  $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00      $ 1.00  $ 1.00
                          ------  ------  ------     ------  ------  ------  ------  ------     ------      ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..    .028    .029    .028       .018    .020    .034    .046    .055       .030        .047    .041
 Net realized and
  unrealized loss on
  investments...........     -0-     -0-   (.003)       -0-     -0-     -0-     -0-     -0-        -0-         -0-     -0-
                          ------  ------  ------     ------  ------  ------  ------  ------     ------      ------  ------
 Net increase in net
  asset value from
  operations............    .028    .029    .025       .018    .020    .034    .046    .055       .030        .047    .041
                          ------  ------  ------     ------  ------  ------  ------  ------     ------      ------  ------
ADD: CAPITAL
 CONTRIBUTIONS
 Capital Contributed by
  the Adviser...........     -0-     -0-    .003        -0-     -0-     -0-     -0-     -0-        -0-         -0-     -0-
                          ------  ------  ------     ------  ------  ------  ------  ------     ------      ------  ------
LESS: DIVIDENDS
 Dividends from net
  investment income.....   (.028)  (.029)  (.028)     (.018)  (.020)  (.034)  (.046)  (.055)     (.030)      (.047)  (.041)
                          ------  ------  ------     ------  ------  ------  ------  ------     ------      ------  ------
 Net asset value, end of
  period................  $ 1.00  $ 1.00  $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00      $ 1.00  $ 1.00
                          ======  ======  ======     ======  ======  ======  ======  ======     ======      ======  ======
TOTAL RETURNS
 Total investment return
  based on net asset
  value(a)..............    2.81%   2.93%   2.83%(c)   1.81%   2.05%   3.48%   4.71%   5.65%      6.13%(b)    4.81%   4.18%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (in millions)..    $980  $1,148  $1,189     $1,134  $1,016    $914    $883    $798       $695        $633    $690
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........     .94%    .95%    .94%       .92%    .92%    .92%    .89%    .83%       .84%(b)     .83%    .80%
 Expenses, before
  waivers and
  reimbursements........     .94%    .95%    .95%       .94%    .94%    .95%    .95%    .93%       .94%(b)     .93%    .90%
 Net investment
  income(d).............    2.76%   2.90%   2.78%      1.80%   2.02%   3.40%   4.57%   5.50%      5.96%(b)    4.69%   4.08%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Annualized.
(c) The capital contribution by the Adviser had no effect on total return.
(d) Net of expenses reimbursed or waived by the Adviser.


                                ---------------

  From time to time each Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. For ACR divi-dends for the seven days ended June 30, 1997 amounted to an annualized yield of 4.72%, equivalent to an effective yield of 4.83%. For AGR dividends for the seven days ended June 30, 1997 amounted to an annualized yield of 4.62%, equivalent to an effective yield of 4.73%. Dividends for the General Portfolio for the seven days ended June 30, 1997 amounted to an annualized yield of 3.20%, equivalent to an effective yield of 3.25%.

--------------------------------------------------------------------------------
                    INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

  The investment objectives of each of the Funds are--in the following order of priority--safety of principal, excellent liquidity and, to the extent con-sistent with the first two objectives, maximum current income (exempt from in-come taxation to the extent described below in the case of AMT-General). As a matter of fundamental policy, each Fund pursues its objectives by maintaining a portfolio of high-quality money market securities all of which at the time of investment have remaining maturities of one year or less, which maturities may extend to 397 days. While the fundamental policies described above and the other fundamental investment policies described below may not be changed with-out shareholder approval, each Fund may, upon notice to shareholders, but without such approval, change nonfundamental investment policies or create ad-ditional classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance that any Fund's ob-jectives will be achieved.

  The Funds will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") as amended from time to time, including the diversifica-tion, quality and maturity limitations imposed by the Rule. The average matu-rity of each Fund's portfolio cannot exceed 90 days. A more detailed descrip-tion of Rule 2a-7 is set forth in each Fund's Statement of Additional Informa-tion. To the extent that each Fund's limitations are more permissive than Rule 2a-7, each Fund will comply with the more restrictive provisions of the Rule.

ALLIANCE CAPITAL RESERVES

  The money market securities in which Alliance Capital Reserves ("ACR") in-vests include: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan as-sociations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and certificates of deposit and bankers' acceptances denominated in U.S. dollars and issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such instruments in which ACR may invest; (3) commercial paper, including variable amount mas-ter demand notes, of prime quality [i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Serv-ice, Inc. ("Moody's") or, if not rated, issued by companies having outstanding debt securities rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's] and participation interests in loans extended by banks to such companies; and
(4) repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or State Street Bank and Trust Company, ACR's Cus-todian, and would create a loss to ACR if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. ACR may also invest in certificates of deposit issued by, and time de-posits maintained at, foreign branches of domestic banks described in (2) above and prime quality dollar-denominated commercial paper issued by foreign companies meeting the criteria specified in (3) above. The money market secu-rities in which ACR invests may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under the 1940 Act. Variable rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal at anytime, or at specified intervals. ACR follows Rule 2a-7 with respect to the diversification, quality, and maturity of variable rate obligations.

  ACR may purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of ACR, in-cluding securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act.

Restricted securities are securities subject to contractual or legal restric-tions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

  ACR may also invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with ACR's investment objectives. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale (other than those restricted securities determined to be liquid as described above) and repur-chase agreements not terminable within seven days. As to these securities, ACR is subject to a risk that should ACR desire to sell them when a ready buyer is not available at a price ACR deems representative of their value, the value of ACR's net assets could be adversely affected.

  ACR may invest in asset-backed securities that meet its existing diversifi-cation, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a benefi-cial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corpora-tion. Although the securities may have some form of credit or liquidity en-hancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is ACR's current intention to limit its investment in such securities to not more than 5% of its net assets.

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, ACR may not: (1) invest more than 25% of its assets in the securities of issuers con-ducting their principal business activities in any one industry although there is no such limitation with respect to U.S. Government securities or certifi-cates of deposit, bankers' acceptances and interest bearing savings deposits;
(2) invest more than 5% of its assets in securities of any one issuer (except the U.S. Government) although with respect to 25% of its total assets it may invest without regard to such limitation; (3) invest more than 5% of its as-sets in the securities of any issuer (except the U.S. Government) having less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Govern-ment); (4) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not exceeding 15% of its assets and to facilitate the orderly maturation and sale of portfolio se-curities during any periods of abnormally heavy redemption requests; (5) mort-gage, pledge or hypothecate its assets except to secure such borrowings; or
(6) enter into repurchase agreements, if as a result thereof, more than 10% of ACR's assets would be subject to repurchase agreements not terminable within seven days.

  As a matter of operating policy, fundamental policy number (2) would give ACR the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the fu-ture.

ALLIANCE GOVERNMENT RESERVES

  The securities in which Alliance Government Reserves ("AGR") invests are:
(1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"), in-cluding issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securi-ties or State Street Bank and Trust Company, AGR's Custodian, and would create a loss to AGR if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. AGR may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securi-ties, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to AGR. The money market securities in which AGR may invest may have variable or floating rates of interest ("variable rate obliga-tions") as permitted by Rule 2a-7 under the 1940 Act. Variable rate obliga-tions have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate ob-ligation is tied. Some variable rate obligations allow the holder to demand payment of principal at any time, or at specified intervals. AGR follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, AGR may not: (1) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not exceeding 10% of its assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and AGR will not purchase any investment while any such borrowings exist; (2) pledge, hypothecate or in any manner transfer, as security for in-debtedness, its assets except to secure such borrowings; or (3) enter into re-purchase agreements if, as a result thereof, more than 10% of its assets would be subject to repurchase agreements not terminable within seven days.

ALLIANCE MUNICIPAL TRUST

  The investment objectives of AMT-General are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. Except when AMT-General assumes a temporary defensive position, as a matter of fundamental policy, at least 80% of the Portfolio's total assets will be invested in mu-nicipal securities (as opposed to the taxable investments described below). Normally, substantially all of the Portfolio's income will be tax-exempt as described below (e.g., for 1996, 100% of the income of the Portfolio was ex-empt from Federal income taxes).

  The General Portfolio seeks maximum current income that is exempt from Fed-eral income taxes by investing principally in a diversified portfolio of high quality municipal securities. Such income may be subject to state or local in-come taxes.

  AMT-General may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT").

  Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified pri-vate activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) inter-est on all tax-exempt obligations will be included in "adjusted current earn-ings" of corporations for AMT purposes. Such bonds have provided, and may con-tinue to provide, somewhat higher yields than other comparable municipal secu-rities. See below, "Daily Dividends, Other Distributions, Taxes."

  Municipal Securities. The municipal securities in which AMT-General invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have ma-turities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various sea-sonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are se-cured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

  AMT-General may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, ac-cordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 bil-lion. AMT-General will comply with Rule 2a-7 with respect to its investments in variable rate obligations supported by letters of credit.

  AMT-General's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Standard & Poor's Corporation (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality. Securities must also meet credit standards applied by the Adviser.

  To further enhance the quality and liquidity of the securities in which the Portfolio invests, such securities frequently are supported by credit and li-quidity enhancements, such as letters of credit, from third party financial institutions. The Adviser continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial in-stitution could cause a Portfolio's investments backed by that institution to lose value and affect a Portfolio's share price.

  AMT-General also may invest in stand-by commitments, which may involve cer-tain expenses and risks, but such commitments are not expected to comprise more than 5% of AMT-General's net assets. AMT-General may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's custodian will maintain, in a separate account of AMT-General, liquid high-grade debt securities having value equal to, or greater than, such when-issued securi-ties. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but de-livery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the pur-chase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to AMT-General.

  Taxable Investments. The taxable investments in which AMT-General may invest include obligations of the U.S. Government and its agencies, high quality cer-tificates of deposit and bankers' acceptances, prime commercial paper, and re-purchase agreements.

  Other Investment Policies. AMT-General will not invest more than 10% of its net assets in illiquid securities. As to these securities, AMT-General is sub-ject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Illiquid securities may include securities that are not readily marketable.

  The following investment policies are fundamental policies with respect to AMT-General. To reduce investment risk, the General Portfolio may not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state, and invest more than 25% of its total assets in mu-nicipal securities the interest upon which is paid from revenues of similar-type projects; AMT-General may not invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with re-spect to 25% of its total assets may invest up to 10% per issuer, and AMT-Gen-eral may not purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  For more information on the purchase and redemption of each Fund's shares, see such Fund's Statement of Additional Information.

  The Funds offer a variety of shareholder services. For more information about these services, please call your Account Executive.

PURCHASE OF SHARES

OPENING ACCOUNTS

  Instruct your Account Executive to use ACR, AGR or AMT-General in conjunction with your brokerage account.

SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH BUTLER, WICK

  Mail or deliver your check or negotiable draft payable to "Butler, Wick & Co." to your Account Executive who will deposit it into the Fund(s). Please indicate your Fund account number on the check or draft.

 B. BY SWEEP

  Butler, Wick has available an automatic "sweep" for the Funds in the opera-tion of brokerage accounts for its customers. Once your account is estab-lished, all monies coming into your cash account will be moved into your money market fund account daily.

 C. BY CONTACTING YOUR ACCOUNT EXECUTIVE

  Cash that has come into your brokerage account from proceeds of your securi-ties sales or from any other source can be moved into your Fund account by contacting your Account Executive either specifically each time that you know there is a cash balance or by providing standing instructions to your Account Executive to immediately move all such cash to the Funds.

REDEMPTIONS

 A. BY CONTACTING YOUR ACCOUNT EXECUTIVE

  Instruct your Account Executive to order a withdrawal from your Fund account to purchase securities or to make payment with a Butler, Wick check either to you or to your designated payee.

 B. BY CHECKWRITING

  With this service you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any ac-crued dividends) in your account. First you must fill out the Signature Card which you can obtain from your Account Executive. The checkwriting service en-ables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. All check ordering must be handled through Butler, Wick. Please contact your Account Executive when additional checks are needed.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Fund's shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of a Fund is calculated by taking the sum of the value of that Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

  TIMING OF INVESTMENTS AND REDEMPTIONS. The Funds have two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

  During drastic economic or market developments, shareholders might have dif-ficulty in reaching Alliance Fund Services, Inc. by telephone in which event the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown in this prospectus. The Funds reserve the right to suspend or terminate their telephone service at any time without notice. Nei-ther the Funds nor the Adviser, or Alliance Fund Services, Inc. will be respon-sible for the authenticity of telephone requests to purchase or sell shares. The Funds will employ reasonable procedures in order to verify that telephone requests are genuine and could be liable for losses arising from unauthorized transactions if it failed to do so. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

  Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

  DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of each Fund is determined each business day at 4:00 p.m. (New York time) and is paid immedi-ately thereafter pro rata to shareholders of that Fund of record via automatic investment in additional full and fractional shares of that Fund in each share-holder's account. As such additional shares are entitled to dividends on fol-lowing days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in its net asset value and are not included in net income.

  Distributions to you out of tax-exempt interest income earned by AMT-General are not subject to Federal income tax (other than the AMT), but may be subject to state or local income taxes. Any exempt-interest dividends derived from in-terest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT.
Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to you as ordinary income and distribu-tions of long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distri-butions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Funds will send you tax in-formation stating the amount and type of all its distributions for the year just ended.

  THE ADVISER. Each Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105 under separate Advisory Agreements to pro-vide investment advice and, in general, to supervise its management and invest-ment program, subject to the general control of the Trustees of each Fund. For the fiscal year ended June 30, 1997, ACR, AGR and AMT-General, each paid the Adviser an advisory fee at an annual rate of .47, .48 and .50 of 1%, respectively, of the average daily value of the respective Portfolio's net assets.

 The Adviser is a leading international investment manager, supervising client accounts with assets as of September 30, 1997 totaling more than $217 billion (of which more than $81 billion represented the assets of investment compa-nies). The Adviser's clients are primarily major corporate employee benefit plans, public employee retirement plans, insurance companies, banks, founda-tions and endowment funds. The 54 registered investment companies managed by the Adviser comprising 116 separate investment portfolios currently have over two million shareholders. As of September 30, 1997, the Adviser was retained as an investment manager of employee benefit fund assets for 28 of the Fortune 100 companies.

 Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

  Under a Distribution Services Agreement (the "Agreement"), each Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate av-erage daily net assets. For the period ended June 30, 1997, ACR, AGR and AMT-General each paid the Adviser a distribution services fee at an annual rate of
 .25 of 1% of the average daily value of the net assets of each Portfolio. Sub-stantially all such monies (together with significant amounts from the Advis-er's own resources) are paid by the Adviser to broker-dealers and other finan-cial intermediaries for their distribution assistance and to banks and other depository institutions for administrative and accounting services provided to the Funds, with any remaining amounts being used to partially defray other ex-penses incurred by the Adviser in distributing the Funds' shares. The Funds believe that the administrative services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Funds or their shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

  The Adviser will reimburse each Fund to the extent that aggregate operating expenses of that Fund (including the Adviser's fee and expenses incurred under the Agreement) exceed 1% of its average daily net assets for any fiscal year.

  CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Com-pany, P.O. Box 1912, Boston, MA 02105, is the Funds' Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Funds' Transfer Agent and Distributor, respectively. The transfer agent charges a fee for its services.

  FUND ORGANIZATION. AGR and Alliance Treasury Reserves (not offered by this prospectus) are series of Alliance Government Reserves which is a diversified open-end management investment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in October 1984, having pre-viously been a Maryland corporation since its formation in December 1978. ACR and Alliance Money Reserves (not offered by this prospectus) are series of Al-liance Capital Reserves, a diversified open-end management investment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since its formation in April 1978. AMT-General is a diversified series of Al-liance Municipal Trust which is also an open-end management investment company registered under the 1940 Act consisting of such series and seven other series not offered by this prospectus. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since its formation in January 1983. Each Fund's activities are supervised by its Trustees. Normally, shares of each series of Alliance Municipal Trust, Alliance Government Reserves and Al-liance Capital Reserves are entitled to one vote per share, and vote as a sin-gle series, on matters that affect each series in substantially the same man-ner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

  REPORTS. You receive semi-annual and annual reports for your Fund as well as a monthly summary of your account.

  Since this prospectus sets forth information about all the Funds, it is the-oretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this prospectus extends only to the disclosure relating to that Fund.